Form N-CSR Item 12(b) Exhibit
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Tax-Managed Global Diversified Equity Income Fund (the “Fund”), that:
(a)	The Annual Report of the Fund on Form N-CSR for the period ended October 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Fund for such period.
A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.
Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Date: December 15, 2010

/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date: December 15, 2010

/s/ Duncan W. Richardson
Duncan W. Richardson
President